UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2007


                              Lincoln Park Bancorp
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Federal                      000-51078                61-1479859
-----------------------------     -----------------------   --------------------
(State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey                           07035
---------------------------------------------                       ------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
               ---------------------------------------------------------

         On January 11, 2007, the Boards of Directors of Lincoln Park Bancorp (the "Company") and Lincoln Park Savings Bank (the "Bank") appointed Nandini S. Mallya to serve as Chief Financial Officer of the Company and the Bank, effective immediately. As previously reported, Ms. Mallya has served as interim Chief Financial Officer since July 2006 and as Vice President and Treasurer of the Bank since 1997.

         On January 16, 2007 the Company issued a press release announcing the appointment of Ms. Mallya as the new Chief Financial Officer. A copy of that press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

(a)            Financial statements of businesses acquired. Not applicable.

(b)            Pro forma financial information. Not applicable.

(c)            Shell company transactions. Not applicable.

(d) Exhibits. The following exhibit is attached as part of this report.

               Exhibit 99.1.  Press Release January 16, 2007




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            LINCOLN PARK BANCORP


DATE:  January 16, 2007                     By:      /s/ David G Baker
                                                     David G Baker
                                                     President and CEO
                                                    (Duly authorized officer)